                                        [LOGO] PIONEER
                                               Investments(R)

PIONEER
VALUE FUND*

ANNUAL REPORT 9/30/01

        *  Formerly Pioneer II. Name change effective April 2, 2001.

 TABLE OF CONTENTS

 Letter to Shareowners                                                 1

 Portfolio Summary                                                     2

 Performance Update                                                    3

 Portfolio Management Discussion                                       6

 Schedule of Investments                                               9

 Financial Statements                                                 16

 Notes to Financial Statements                                        22

 Report of Independent Public Accountants                             28

 Trustees, Officers and Service Providers                             29

 PIONEER VALUE FUND

 DEAR FELLOW SHAREOWNERS,

 Although September 11 is now several weeks behind us, we know that all Americans share our continuing compassion for the victims of the attacks and for all their loved ones. In addition, we at Pioneer wish to extend our full-hearted support and encouragement to the men and women who are fighting terrorism and defending our freedoms around the globe.

 While the emotional impact of September's events are still with us and will certainly endure, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

 That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during those earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

 Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound will be steeper as well, spurred by the strong stimuli of lower interest rates, lower taxes and government spending. We also believe that many global markets will follow a similar pattern.

 Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

 As always, you can check your Pioneer fund accounts and see recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

 Sincerely,

 /s/ Theresa A. Hamacher

 Theresa A. Hamacher
 Chief Investment Officer
 Pioneer Investment Management, Inc.

 PIONEER VALUE FUND

 PORTFOLIO SUMMARY 9/30/01

 PORTFOLIO DIVERSIFICATION

 (As a percentage of total investment portfolio)

[PIE CHART]
[EDGAR REPRESENTATION OF PLOT POINTS FOR GRAPHIC]

U.S. Common Stocks                                  89%
Depositary Receipts for International Stocks         8%
International Common Stocks                          2%
Short-Term Cash Equivalents                          1%


 SECTOR DISTRIBUTION

 (As a percentage of equity holdings)

[PIE CHART]
[EDGAR REPRESENTATION OF PLOT POINTS FOR GRAPHIC]

Financials                           21%
Health Care                          14%
Technology                           12%
Utilities                            11%
Energy                               10%
Consumer Cyclicals                    8%
Capital Goods                         8%
Communication Services                5%
Basic Materials                       4%
Consumer Staples                      4%
Transportation                        3%


 10 LARGEST HOLDINGS

 (As a percentage of equity holdings)

  1.  Ambac Financial Group, Inc.                                           5.87%
  2.  Dominion Resources, Inc.                                              5.82
  3.  Amgen, Inc.                                                           4.24
  4.  Washington Mutual, Inc.                                               3.84
  5.  Kinder Morgan Energy Partners L.P.                                    3.70
  6.  Charter One Financial, Inc.                                           3.19
  7.  Verizon Communications                                                2.96
  8.  Donaldson Co., Inc.                                                   2.90
  9.  Clayton Homes, Inc.                                                   2.57
 10.  Conoco, Inc.                                                          2.52

Fund holdings will vary for other periods.

 PIONEER VALUE FUND

 PERFORMANCE UPDATE 9/30/01                                     CLASS A SHARES

 SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/01         9/30/00
                              $19.12          $22.67

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (9/30/00-9/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              $0.140          $0.062          $1.463

 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth & Income Funds Index.

 AVERAGE ANNUAL TOTAL RETURNS
(As of September 30, 2001)

          NET ASSET  PUBLIC OFFERING
PERIOD      VALUE       PRICE*
10 Years      9.45%      8.81%
5 Years       5.64       4.39
1 Year       -8.88     -14.11

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

[LINE CHART]
[EDGAR REPRESENTATION OF PLOT POINTS FOR GRAPHIC]

                                        PIONEER VALUE       STANDARD & POOR'S     LIPPER GROWTH &
                                            FUND*               500 INDEX         INCOME FUNDS INDEX
                          9/91             $9,425               $10,000                 $10,000
                          9/92            $10,360               $11,101                 $11,012
                          9/95            $15,760               $16,861                 $16,625
                          9/98            $19,619               $31,036                 $26,009
                          9/01            $23,258               $32,944                 $28,677

 The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER VALUE FUND

 PERFORMANCE UPDATE 9/30/01                                    CLASS B SHARES

 SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/01         9/30/00
                              $18.53          $22.11

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (9/30/00-9/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -              $0.062          $1.463

 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth & Income Funds Index.

 AVERAGE ANNUAL TOTAL RETURNS
 (As of September 30, 2001)

               RETURN IF   RETURN IF
PERIOD           HELD      REDEEMED*
Life-of-Class   4.60%      4.46%
(7/1/96)

5 Years         4.49       4.34
1 Year         -9.84     -13.20

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[LINE GRAPH]
[EDGAR REPRESENTATION OF PLOT POINTS FOR GRAPHIC]

                                       PIONEER VALUE       STANDARD & POOR'S         LIPPER GROWTH &
                                           FUND*               500 INDEX             INCOME FUNDS INDEX
                          7/96            $10,000              $10,000                     $10,000
                          9/97            $14,698              $14,387                     $13,980
                          9/99            $12,234              $20,035                     $16,460
                          9/01            $12,573              $16,650                     $15,206

 The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER VALUE FUND

 PERFORMANCE UPDATE 9/30/01                                    CLASS C SHARES

 SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/01         9/30/00
                              $18.53          $22.16

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (9/30/00-9/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              $0.020          $0.062          $1.463

 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth & Income Funds Index.

 AVERAGE ANNUAL TOTAL RETURNS
 (As of September 30, 2001)

                  NET ASSET    PUBLIC OFFERING
PERIOD              VALUE        PRICE/CDSC*
Life-of-Class       4.60%           4.40%
(7/1/96)
5 Years             4.50            4.29
1 Year             -9.98          -10.86

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

GROWTH OF $10,000

[LINE CHART]
[EDGAR REPRESENTATION OF PLOT POINTS FOR GRAPHIC]

                                 PIONEER VALUE       STANDARD & POOR'S         LIPPER GROWTH AND
                                     FUND*               500 INDEX             INCOME FUNDS INDEX
                          7/96       $9,900              $10,000                     $10,000
                          9/97      $14,534              $14,387                     $13,980
                          9/99      $12,126              $20,035                     $16,460
                          9/01      $12,535              $16,650                     $15,206

 The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION 9/30/01

Conditions favoring value-based investment approaches enabled Pioneer Value Fund (formerly known as Pioneer II) to deliver good relative performance compared to broad market indices, through the volatile twelve months of its recently concluded fiscal year. In the discussion that follows, Richard Dahlberg, who recently completed his third year as the Fund's portfolio manager, details his investment strategies and how they affected the Fund's results.

Q. HOW DID THE FUND PERFORM OVER THIS VOLATILE PERIOD?

A. After a difficult period, value investing came back in favor over recent months. Investor preference for value stocks over growth companies was key to Pioneer Value Fund's ability to outperform its benchmark, the Standard & Poor's 500 Index, over the twelve months ended September 30, 2001. Calculated at net asset value the Fund's Class A, B and C shares had returns of -8.88%, -9.84% and -9.98% respectively, while the benchmark returned -26.62%. However, the Fund's results slightly trailed the average -7.83% return of 493 multi-capitalization value funds (funds that invest in value stocks of various sizes) tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.)

Q. WHICH DECISIONS HELPED PERFORMANCE MOST?

A. With signs of a slowdown multiplying throughout the U.S. economy, we have been keeping the portfolio tilted toward the defensive side. Our approach has been to emphasize companies in sectors that are relatively immune to economic cycles and those that can benefit from falling interest rates.

 We have been significantly overweighted relative to the S&P 500 Index in financial services companies. The Fund's largest holding is AMBAC, an insurer of municipal bonds that has benefited from the decision to add the bonds of corporations and foreign governments to the securities it insures. We have also maintained significant representation among mortgage companies; lower short-term rates represent a cut in costs and a boost in margins for mortgage lenders, as they borrow in the short-term market and make loans at higher, long-term rates. WASHINGTON MUTUAL, CHARTER ONE

FINANCIAL and COUNTRYWIDE CREDIT were solid contributors to the Fund's results. On the other hand, we have kept exposure low in the commercial bank sector.

     In addition, we were substantially overweighted compared to the Index in utilities, a traditionally defensive sector. The Fund enjoyed good results from VERIZON, the telecommunications company serving New York and New England, and from DOMINION RESOURCES, a leading provider of electricity, natural gas and related services in the energy-intensive Mid-Atlantic region. Also in energy, KINDER MORGAN ENERGY PARTNERS, a major operator of pipelines and bulk storage facilities for gasoline and other energy products, was a very strong performer.

Q. WHAT ABOUT OTHER AREAS?

A. Among health care stocks, biotech leader AMGEN did especially well. Anaresp, Amgen's anemia drug used in cases of kidney failure, may gain FDA approval for use with cancer patients made anemic by chemotherapy. Amgen also benefited from favorable patent rulings that strengthened its competitive position. Pharmaceutical stocks had weakened early in the period when proposals for federal prescription drug plans appeared to threaten their pricing freedom. Drug stocks later rallied when Congress shifted its attention to more pressing national issues after September 11.

On the industrial side, DONALDSON COMPANY, which develops and manufactures filtration and exhaust systems for a range of home, automotive and business applications, was another strong performer.

Q. WHICH AREAS FELL SHORT OF EXPECTATIONS?

A. Although technology holdings were probably our biggest disappointment, the Fund benefited from our decision to underweight this volatile and vulnerable sector. Much of the fall in tech stocks can be attributed to the dot-com implosion and the buildup of inventory among manufacturers of electronic components and telecommunications hardware. All of our technology holdings are industry leaders with the staying power to ride out the current slowdown - examples are INTEL and TEXAS INSTRUMENTS. Strong companies like these can be expected to gain market share and participate fully in any economic rebound as weaker firms struggle.

Q. WHAT WILL IT TAKE TO TRIGGER AN UPTURN IN THE ECONOMY?

A. The economy has been on the verge of recession; third-quarter economic activity would probably have been negative even without the terrible events of September 11. We expect corporate earnings to remain weak in the fourth quarter of this year and into the first half of 2002. We also believe that the recovery, when it comes, will be brisk. If inventory accumulation and high overheads helped put the brakes on corporate earnings, then reduced inventories and cost controls may be the accelerator. Some inventory shrinkage is already apparent. It's also likely that companies will add fixed costs sparingly as they work their way through the business slowdown.

Taken together, the recently enacted tax cuts, sharply lower short-term interest rates and massive federal stimulus in the aftermath of the terrorist attacks should help produce a more favorable economic scenario some time next year. As demand increases, businesses will be more willing to undertake capital expenditures, a bellwether of economic growth.

Q. IS THERE ANYTHING ELSE YOU WANT TO ADD REGARDING THE FUND'S PERFORMANCE AND OVERALL STRATEGY?

A. Bottom-up fundamental research and a disciplined long-term approach continues to be an integral part of our strategy and has helped us outperform the Standard & Poor's 500 Index over longer periods. For example, the Fund's average annual return of 5.83% (A Shares at net asset value) over the three-year period ending 9/30/01 is well ahead of the 2.01% return for the Standard & Poor's 500. Today's difficult market does offer select opportunities, if you know where to look. By closely examining fundamentals, we can continue to uncover companies with attractive valuations.

PIONEER VALUE FUND

SCHEDULE OF INVESTMENTS 9/30/01


    SHARES                                                                      VALUE
                    COMMON STOCKS - 99.6%

                    BASIC MATERIALS - 4.2%

                    ALUMINUM - 0.6%
      800,000       Alcoa, Inc.                                      $     24,808,000
                                                                     ----------------
                    CHEMICALS - 0.8%
      200,000       Dow Chemical Co.                                 $      6,552,000
    1,774,000       Lyondell Petrochemicals Co.                            20,312,300
    1,880,000       Mississippi Chemical Corp.*+                            5,170,000
                                                                     ----------------
                                                                     $     32,034,300
                                                                     ----------------
                    CHEMICALS (SPECIALTY) - 1.1%
    1,600,000       Cytec Industries Inc.*                           $     37,040,000
    1,169,500       Terra Industries Inc.*                                  3,473,415
                                                                     ----------------
                                                                     $     40,513,415
                                                                     ----------------
                    CONTAINERS & PACKAGING (PAPER) - 0.3%
    4,300,000       Vitro SA (A.D.R.)                                $     10,492,000
                                                                     ----------------
                    METALS MINING - 0.4%
    1,500,000       Freeport-McMorRan Copper & Gold Inc. (Class B)*  $     16,485,000
                                                                     ----------------
                    PAPER & FOREST PRODUCTS - 1.0%
      400,000       Bowater, Inc.                                    $     17,608,000
      200,000       Georgia-Pacific Group                                   5,758,000
    1,500,000       Longview Fibre Co.                                     15,150,000
                                                                     ----------------
                                                                     $     38,516,000
                                                                     ----------------
                    TOTAL BASIC MATERIALS                            $    162,848,715
                                                                     ----------------
                    CAPITAL GOODS - 7.6%
                    MANUFACTURING (DIVERSIFIED) - 2.1%
      513,900       Amcast Industrial Corp.+                         $      3,468,825
    3,547,600       Trinity Industries, Inc.+                              76,805,540
                                                                     ----------------
                                                                     $     80,274,365
                                                                     ----------------
                    MANUFACTURING (SPECIALIZED) - 5.4
    1,588,700       Briggs & Stratton Corp.+                         $     49,583,327
    1,926,000       Dionex Corp.*+                                         48,573,720
    3,900,000       Donaldson Co., Inc.+                                  112,398,000
                                                                     ----------------
                                                                     $    210,555,047
                                                                     ----------------
                    METAL FABRICATORS - 0.1%
      711,125       A.M. Castle & Co.+                               $      5,902,338
                                                                     ----------------
                    TOTAL CAPITAL GOODS                              $    296,731,750
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


    SHARES                                                                      VALUE
                    COMMUNICATION SERVICES - 5.1%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.2%
      501,100       AT&T Wireless Group*                             $      7,486,434
                                                                     ----------------
                    TELEPHONE - 4.9%
      550,000       BellSouth Corp.                                  $     22,852,500
      994,800       SBC Communications, Inc.                               46,874,976
      213,436       Telefonica de Espana (A.D.R.)*                          7,246,152
    2,125,000       Verizon Communications                                114,983,750
                                                                     ----------------
                                                                     $    191,957,378
                                                                     ----------------
                    TOTAL COMMUNICATION SERVICES                     $    199,443,812
                                                                     ----------------
                    CONSUMER CYCLICALS - 7.7%
                    AUTO PARTS & EQUIPMENT - 0.5%
    1,608,419       Delphi Automotive Systems Corp                   $     18,898,923
                                                                     ----------------
                    AUTOMOBILES - 0.7%
      634,414       General Motors Corp.                             $     27,216,361
                                                                     ----------------
                    CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 1.6%
    2,247,450       Lancaster Colony Corp.+                          $     62,951,075
                                                                     ----------------
                    HOMEBUILDING - 3.3%
    4,145,000       Champion Enterprises, Inc.*+                     $     28,807,750
    8,184,000       Clayton Homes, Inc.+                                   99,844,800
                                                                     ----------------
                                                                     $    128,652,550
                                                                     ----------------
                    RETAIL (DEPARTMENT STORES) - 1.6%
      600,000       Federated Department Stores, Inc.*               $     16,920,000
    2,000,000       J.C. Penney Co., Inc.                                  43,800,000
                                                                     ----------------
                                                                     $     60,720,000
                                                                     ----------------
                    TOTAL CONSUMER CYCLICALS                         $    298,438,909
                                                                     ----------------
                    CONSUMER STAPLES - 3.5%
                    BEVERAGES (NON-ALCOHOLIC) - 0.5%
      400,000       PepsiCo, Inc.                                    $     19,400,000
                                                                     ----------------
                    FOODS - 1.1%
      200,000       Nestle SA (Registered Shares)                    $     42,637,335
                                                                     ----------------
                    PERSONAL CARE - 0.6%
      400,000       Kimberly Clark Corp.                             $     24,800,000
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


    SHARES                                                                      VALUE
                    SERVICES (EMPLOYMENT) - 1.3%
    2,450,000       Kelly Services Inc.                              $     49,490,000
                                                                     ----------------
                    TOTAL CONSUMER STAPLES                           $    136,327,335
                                                                     ----------------
                    ENERGY - 9.6%
                    OIL & GAS (DRILLING & EQUIPMENT) - 2.4%
    2,016,200       BJ Services Co.*                                 $     35,868,198
      300,000       Grant Prideco Inc.*                                     1,827,000
      450,000       Halliburton Co.                                        10,147,500
    1,050,000       Transocean Offshore Inc.                               27,720,000
      310,000       Smith International, Inc.*                             11,284,000
      300,000       Weatherford International, Inc.*                        7,653,000
                                                                     ----------------
                                                                     $     94,499,698
                                                                     ----------------
                    OIL & GAS (PRODUCTION/EXPLORATION) - 2.3%
      500,000       Anadarko Petroleum Corp.                         $     24,040,000
      700,000       Burlington Resources, Inc.*                            23,947,000
    1,500,000       Suncor Energy Inc.                                     41,820,000
                                                                     ----------------
                                                                     $     89,807,000
                                                                     ----------------
                    OIL & GAS (REFINING & MARKETING) - 0.3%
      150,000       Total Fina Elf SA (A.D.R.)*                      $     10,132,500
                                                                     ----------------
                    OIL (DOMESTIC INTEGRATED) - 3.0%
    3,840,000       Conoco, Inc.                                     $     97,651,200
      227,256       Conoco Inc. (Class B)                                   5,758,667
      300,000       Shell Transport & Trading Co. (A.D.R.)                 13,320,000
                                                                     ----------------
                                                                     $    116,729,867
                                                                     ----------------
                    OIL (INTERNATIONAL INTEGRATED) - 1.6%
      500,000       BP Amoco Plc (A.D.R.)                            $     24,585,000
      600,000       Texaco, Inc.                                           39,000,000
                                                                     ----------------
                                                                     $     63,585,000
                                                                     ----------------
                    TOTAL ENERGY                                     $    374,754,065
                                                                     ----------------
                    FINANCIALS - 21.2%
                    BANKS (MAJOR REGIONAL) - 1.8%
      913,714       Banco Santander SA (A.D.R.)                      $      6,889,404
    1,200,000       FleetBoston Financial Corp.                            44,100,000
      450,000       Wells Fargo Co.                                        20,002,500
                                                                     ----------------
                                                                     $     70,991,904
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


    SHARES                                                                      VALUE
                    BANKS (MONEY CENTER) - 1.9%
    2,175,000       J.P. Morgan Chase & Co.                          $     74,276,250
                                                                     ----------------
                    BANKS (REGIONAL) - 0.9%
    1,242,100       North Fork Bancorporation, Inc                   $     36,940,054
                                                                     ----------------
                    CONSUMER FINANCE - 1.6%
    1,385,000       Countrywide Credit Industries, Inc.              $     60,843,050
                                                                     ----------------
                    FINANCIAL (DIVERSIFIED) - 5.8%
    4,165,450       Ambac Financial Group, Inc.                      $    227,891,770
                                                                     ----------------
                    INSURANCE (LIFE/HEALTH) - 0.5%
    2,600,389       Conseco, Inc.                                    $     18,878,824
                                                                     ----------------
                    INSURANCE (MULTI-LINE) - 0.2%
      200,000       Nationwide Financial Services, Inc.              $      7,436,000
                                                                     ----------------
                    INSURANCE (PROPERTY-CASUALTY) - 1.5%
    1,550,000       Allstate Corp.                                   $     57,892,500
                                                                     ----------------
                    SAVINGS & LOAN COMPANIES - 7.0%
    4,393,931       Charter One Financial, Inc.                      $    123,996,727
    3,875,000       Washington Mutual, Inc.                               149,110,000
                                                                     ----------------
                                                                     $    273,106,727
                                                                     ----------------
                    TOTAL FINANCIALS                                 $    828,257,079
                                                                     ----------------
                    HEALTH CARE - 14.3%
                    BIOTECHNOLOGY - 4.2%
    2,800,000       Amgen, Inc.*                                     $    164,528,000
                                                                     ----------------
                    HEALTH CARE (DIVERSIFIED) - 1.9%
    1,250,000       American Home Products Corp.                     $     72,812,500
                                                                     ----------------
                    HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 5.9%
    1,112,600       AstraZeneca Plc                                  $     50,969,759
      560,702       Elan Corp. Plc (A.D.R.)*                               27,166,012
      450,000       Eli Lilly & Co.                                        36,315,000
    1,400,000       Merck & Co., Inc.                                      93,240,000
      600,000       Novartis AG (A.D.R.)                                   23,352,000
                                                                     ----------------
                                                                     $    231,042,771
                                                                     ----------------
                    HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.2%
      300,000       ICN Pharmaceuticals, Inc.                        $      7,905,000
                                                                     ----------------
                    HEALTH CARE (HOSPITAL MANAGEMENT) - 0.9%
      800,000       HCA - The Healthcare Company                     $     35,448,000
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


    SHARES                                                                      VALUE
                    HEALTH CARE (MANAGED CARE) - 1.2%
      425,600       Wellpoint Health Networks Inc.*                  $     46,454,240
                                                                     ----------------
                    TOTAL HEALTH CARE                                $    558,190,511
                                                                     ----------------
                    TECHNOLOGY - 12.5%
                    COMMUNICATIONS EQUIPMENT - 0.2%
      700,000       Alcatel (A.D.R.)                                 $      8,120,000
                                                                     ----------------
                    COMPUTER (HARDWARE) - 2.4%
    1,400,000       Compaq Computer Corp.                            $     11,634,000
      850,000       IBM Corp.                                              78,455,000
      100,000       NCR Corp.*                                              2,965,000
                                                                     ----------------
                                                                     $     93,054,000
                                                                     ----------------
                    COMPUTERS (PERIPHERALS) - 0.3%
    1,000,000       Storage Technology Corp.*                        $     12,550,000
                                                                     ----------------
                    COMPUTERS (SOFTWARE & SERVICES) - 0.6%
    1,700,000       Oracle Corp.*                                    $     21,386,000
                                                                     ----------------
                    ELECTRONICS (COMPONENT DISTRIBUTORS) - 3.9%
    2,600,000       Arrow Electronics, Inc.*                         $     54,236,000
    4,744,549       Koninklijke Philips Electronics NV                     91,569,796
      150,000       W.W. Grainger, Inc.*                                    5,827,500
                                                                     ----------------
                                                                     $    151,633,296
                                                                     ----------------
                    ELECTRONICS (DEFENSE) - 1.0%
    1,920,747       General Motors Corp. (Class H)*                  $     25,603,558
      432,200       Raytheon Co. (Class B)                                 15,018,950
                                                                     ----------------
                                                                     $     40,622,508
                                                                     ----------------
                    ELECTRONICS (INSTRUMENTATION) - 0.2%
      788,200       MTS Systems Corp.                                $      9,064,300
                                                                     ----------------
                    ELECTRONICS (SEMICONDUCTORS) - 2.2%
    2,900,000       Intel Corp.                                      $     59,131,000
    1,000,000       Texas Instruments, Inc.                                24,980,000
                                                                     ----------------
                                                                     $     84,111,000
                                                                     ----------------
                    EQUIPMENT (SEMICONDUCTOR) - 1.1%
    1,256,383       Applied Materials, Inc.*                         $     35,731,533
      460,000       Helix Technology Corp.                                  7,470,400
                                                                     ----------------
                                                                     $     43,201,933
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


    SHARES                                                                      VALUE
                    PHOTOGRAPHY/IMAGING - 0.6%
      700,000       Eastman Kodak Co.                                $     22,771,000
                                                                     ----------------
                    TOTAL TECHNOLOGY                                 $    486,514,037
                                                                     ----------------
                    TRANSPORTATION - 3.3%
                    AIRLINES - 0.6%
    1,500,000       Southwest Airlines Co.                           $     22,260,000
                                                                     ----------------
                    RAILROADS - 2.7%
    1,180,000       Canadian National Railway Co.                    $     44,899,000
    1,300,000       Union Pacific Corp.                                    60,970,000
                                                                     ----------------
                                                                     $    105,869,000
                                                                     ----------------
                    TOTAL TRANSPORTATION                             $    128,129,000
                                                                     ----------------
                    UTILITIES - 10.6%
                    ELECTRIC COMPANIES - 6.5%
    3,807,567       Dominion Resources, Inc.                         $    225,979,101
    2,000,000       Edison International                                   26,320,000
                                                                     ----------------
                                                                     $    252,299,101
                                                                     ----------------
                    NATURAL GAS - 4.1%
    4,146,000       Kinder Morgan Energy Partners L.P.               $    143,493,055
      600,000       Williams Companies, Inc.                               16,380,000
                                                                     ----------------
                                                                     $    159,873,055
                                                                     ----------------
                    TOTAL UTILITIES                                  $    412,172,156
                                                                     ----------------
                    TOTAL COMMON STOCKS
                    (Cost $3,043,351,765)                            $  3,881,807,369
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.


 PRINCIPAL
 AMOUNT                                                                   VALUE

                    TEMPORARY CASH INVESTMENTS - 0.4%
                    REPURCHASE AGREEMENT - 0.4%
 $ 17,900,000       Credit Suisse First Boston, Inc., 3.2%,
                    dated 9/26/01, repurchase price of
                    $17,900,000 plus accrued interest on
                    10/1/01 collateralized by $19,177,000
                    U.S. Treasury Notes, 6.375%, 8/15/02             $     17,900,000
                                                                     ----------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $17,900,000)                               $     17,900,000
                                                                     ----------------
                    TOTAL INVESTMENT IN SECURITIES - 100%
                    (Cost $3,061,251,765)(a)                         $  3,899,707,369
                                                                     ================

   *     Non-income producing securities.

   + Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

   (a) At September 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $3,061,926,368 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost          $  1,333,422,043
                                                                     ----------------
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value.         $   (495,641,042)
                                                                     ----------------
         Net unrealized gain                                         $    837,781,001
                                                                     ================

   Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2001, aggregated $150,622,340 and $464,891,181, respectively.

  The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 9/30/01

ASSETS:
  Investment in securities, at value (including temporary cash
     investments of $17,900,000) (cost $3,061,251,765)                 $3,899,707,369
  Cash                                                                         38,790
  Receivables -
     Investment securities sold                                            16,859,212
     Fund shares sold                                                       1,162,351
     Dividends, interest and foreign taxes withheld                         3,724,579
  Other                                                                         2,125
                                                                       --------------
       Total assets                                                    $3,921,494,426
                                                                       --------------

LIABILITIES:
  Payables -
     Investment securities purchased                                   $    2,996,250
     Fund shares repurchased                                                1,249,652
  Due to affiliates                                                         4,398,647
  Accrued expenses                                                            486,261
                                                                       --------------
       Total liabilities                                               $    9,130,810
                                                                       --------------

NET ASSETS:
  Paid-in capital                                                      $2,899,779,298
  Accumulated undistributed net investment income                          28,153,157
  Accumulated undistributed net realized gain on investments
     and foreign currency transactions                                    145,978,884
  Net unrealized gain on investments                                      838,455,604
  Net unrealized loss on assets and liabilities denominated
     in foreign currencies                                                     (3,327)
                                                                       --------------
       Total net assets                                                $3,912,363,616
                                                                       ==============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $3,885,560,283 / 203,233,073 shares)               $        19.12
                                                                       ==============
  Class B (based on $22,372,410 / 1,207,209 shares)                    $        18.53
                                                                       ==============
  Class C (based on $4,430,923 / 239,115 shares)                       $        18.53
                                                                       ==============

MAXIMUM OFFERING PRICE:
  Class A                                                              $        20.29
                                                                       ==============


  The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 9/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes
      withheld of $954,353)                          $    77,395,630
   Interest                                                2,613,625
                                                     ---------------
         Total investment income                                        $  80,009,255
                                                                        -------------
EXPENSES:

   Management fees
      Basic fee                                       $   27,112,554
      Performance adjustment                              (2,598,252)
   Transfer agent fees
      Class A                                              9,148,408
      Class B                                                120,570
      Class C                                                 24,148
   Distribution fees
      Class A                                             10,271,544
      Class B                                                244,677
      Class C                                                 42,761
   Administrative fees                                       645,977
   Custodian fees                                            265,810
   Professional fees                                         151,844
   Printing                                                  322,066
   Registration fees                                          64,176
   Miscellaneous expenses                                     49,300
   Fees and expenses of nonaffiliated trustees                56,934
                                                     ---------------
      Total expenses                                                    $  45,922,517
      Less fees paid indirectly                                              (736,721)
                                                                        -------------
      Net expenses                                                      $  45,185,796
                                                                        -------------
         Net investment income                                          $  34,823,459
                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) from:
      Investments                                      $ 158,437,820
      Other assets and liabilities denominated
         in foreign currencies                               (10,753)   $ 158,427,067
                                                     ---------------    -------------
   Change in net unrealized gain (loss) from:
      Investments                                      $(571,347,954)
      Other assets and liabilities denominated
         in foreign currencies                                 9,564    $(571,338,390)
                                                     ---------------    -------------
      Net loss on investments and foreign currency
         transactions                                                   $(412,911,323)
                                                                        -------------
      Net decrease in net assets resulting from operations              $(378,087,864)
                                                                        -------------


  The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED 9/30/01


                                                         YEAR ENDED         YEAR ENDED
FROM OPERATIONS:                                          9/30/01            9/30/00
  Net investment income                                $   34,823,459     $    40,872,565
  Net realized gain on investments and foreign
   currency transactions                                  158,427,067         298,622,293
  Change in net unrealized gain or loss on
   investments and foreign currency transactions         (571,338,390)        407,451,423
                                                       --------------     ---------------
     Net increase (decrease) in net assets
      resulting from operations                        $ (378,087,864)    $   746,946,281
                                                       --------------     ---------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.14 and $0.20 per share, respectively)   $  (29,172,146)    $   (45,604,763)
   Class B ($0.00 and $0.00 per share, respectively)                -                   -
   Class C ($0.02 and $0.00 per share, respectively)           (4,456)                  -
  Net realized gain:
   Class A ($1.53 and $0.51 per share, respectively)     (305,081,058)       (127,730,551)
   Class B ($1.53 and $0.51 per share, respectively)       (1,435,003)           (569,430)
   Class C ($1.53 and $0.51 per share, respectively)         (244,662)           (103,341)
                                                       --------------     ---------------
     Total distributions to shareowners                $ (335,937,325)    $  (174,008,085)
                                                       --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                     $  273,274,393     $   371,539,921
  Reinvestment of distributions                           313,786,371         161,834,561
  Cost of shares repurchased                             (599,631,486)     (1,619,222,956)
                                                       --------------     ---------------
   Net decrease in net assets resulting from
     fund share transactions                           $  (12,570,722)    $(1,085,848,474)
                                                       --------------     ---------------
   Net decrease in net assets                          $ (726,595,911)    $  (512,910,278)

NET ASSETS:
  Beginning of year                                     4,638,959,527       5,151,869,805
                                                       --------------     ---------------
  End of year (including accumulated undistributed
   net investment income of $28,153,157 and
   $22,508,338, respectively)                          $3,912,363,616     $ 4,638,959,527
                                                       ==============     ===============


CLASS A                         '01 SHARES    '01 AMOUNT       '00 SHARES       '00 AMOUNT
Shares sold                     11,908,232   $ 257,813,248     16,716,130    $   354,684,759
Reinvestment of distributions   14,991,328     312,193,162      7,700,509        161,195,366
Less shares repurchased        (27,216,205)   (589,802,971)   (75,119,900)    (1,597,282,961)
                               -----------   -------------    -----------    ---------------
   Net decrease                   (316,645)  $ (19,796,561)   (50,703,261)   $(1,081,402,836)
                               ===========   =============    ===========    ===============
CLASS B
Shares sold                        578,175   $  12,143,095        637,526    $    13,615,524
Reinvestment of distributions       68,096       1,370,750         26,731            547,988
Less shares repurchased           (372,286)     (7,919,619)      (844,243)       (17,737,732)
                               -----------   -------------    -----------    ---------------
   Net increase (decrease)         273,985   $   5,594,226       (179,986)   $    (3,574,220)
                               ===========   =============    ===========    ===============
CLASS C
Shares sold                        156,742   $   3,318,050        150,973    $     3,239,638
Reinvestment of distributions       11,011         222,459          4,438             91,207
Less shares repurchased            (90,576)     (1,908,896)      (197,710)        (4,202,263)
                               -----------   -------------    -----------    ---------------
   Net increase (decrease)          77,177   $   1,631,613        (42,299)   $      (871,418)
                               ===========   =============    ===========    ===============

  The accompanying notes are an integral part of these financial statements.

PIONEER VALUE FUND
FINANCIAL HIGHLIGHTS 9/30/01


                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                    9/30/01      9/30/00      9/30/99      9/30/98       9/30/97
CLASS A
Net asset value, beginning of year                                $    22.67   $    20.16   $    18.32   $    27.85    $    20.94
                                                                  ----------   ----------   ----------   ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                          $     0.17   $     0.20   $     0.21   $     0.17    $     0.16
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                 (2.05)        3.02         1.97        (6.20)         8.83
                                                                  ----------   ----------   ----------   ----------    ----------
        Net increase (decrease) from investment operations        $    (1.88)  $     3.22   $     2.18   $    (6.03)   $     8.99
Distributions to shareowners:
   Net investment income                                               (0.14)       (0.20)       (0.19)       (0.16)        (0.15)
   Net realized gain                                                   (1.53)       (0.51)       (0.15)       (3.34)        (1.93)
                                                                  ----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net asset value                        $    (3.55)  $     2.51   $     1.84   $    (9.53)   $     6.91
                                                                  ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                                      $    19.12   $    22.67   $    20.16   $    18.32    $    27.85
                                                                  ==========   ==========   ==========   ==========    ==========
Total return*                                                          (8.88)%      16.29%       11.86%      (23.97)%       45.95%
Ratio of net expenses to average net assets+                            1.01%        0.96%        0.96%        0.90%         0.96%
Ratio of net investment income to average net assets+                   0.76%        0.81%        0.93%        0.74%         0.68%
Portfolio turnover rate                                                    3%           3%          12%          50%           47%
Net assets, end of year (in thousands)                            $3,885,560   $4,614,739   $5,125,858   $5,496,480    $7,534,010
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                         0.99%        0.94%        0.95%        0.90%         0.95%
   Net investment income                                                0.78%        0.83%        0.94%        0.74%         0.69%


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.


                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                    9/30/01      9/30/00      9/30/99    9/30/98(a)    9/30/97(a)
CLASS B
Net asset value, beginning of year                                 $ 22.11      $  19.74     $  17.98     $  27.52      $ 20.89
                                                                   -------      --------     --------     --------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.01      $  (0.14)    $  (0.04)    $  (0.07)     $ (0.07)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (2.06)         3.02         1.95        (6.11)        8.76
                                                                   -------      --------     --------     --------      -------
        Net increase (decrease) from investment operations         $ (2.05)     $   2.88     $   1.91     $  (6.18)     $  8.69
Distributions to shareowners:
   Net investment income                                                 -             -            -        (0.02)       (0.13)
   Net realized gain                                                 (1.53)        (0.51)       (0.15)       (3.34)       (1.93)
                                                                   -------      --------     --------     --------      -------
Net increase (decrease) in net asset value                         $ (3.58)     $   2.37     $   1.76     $  (9.54)     $  6.63
                                                                   -------      --------     --------     --------      -------
Net asset value, end of year                                       $ 18.53      $  22.11     $  19.74     $  17.98      $ 27.52
                                                                   =======      ========     ========     ========      =======
Total return*                                                        (9.84)%       14.81%       10.62%      (24.76)%      44.58%
Ratio of net expenses to average net assets+                          2.07%         2.23%        2.06%        1.96%        1.94%
Ratio of net investment loss to average net assets+                  (0.30)%       (0.48)%      (0.18)%      (0.31)%      (0.32)%
Portfolio turnover rate                                                  3%            3%          12%          50%          47%
Net assets, end of period (in thousands)                           $22,372       $20,632      $21,972      $21,084      $15,311
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.05%         2.21%        2.04%        1.96%        1.90%
   Net investment loss                                               (0.28)%       (0.46)%      (0.16)%      (0.31)%      (0.28)%


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 *  Assumes initial investment at net asset
    value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios assuming no reduction for fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.


                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                    9/30/01      9/30/00      9/30/99    9/30/98(a)    9/30/97(a)
CLASS C
Net asset value, beginning of year                                  $22.16       $19.78       $18.02      $ 27.55       $ 20.88
                                                                    ------       ------       ------      -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $ 0.04       $(0.15)      $(0.04)     $ (0.06)      $ (0.08)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (2.12)        3.04         1.95        (6.07)         8.77
                                                                    ------       ------       ------      -------       -------
        Net increase (decrease) from investment operations          $(2.08)      $ 2.89       $ 1.91      $ (6.13)      $  8.69
Distributions to shareowners:
   Net investment income                                             (0.02)           -            -        (0.06)        (0.09)
   Net realized gain                                                 (1.53)       (0.51)       (0.15)       (3.34)        (1.93)
                                                                    ------       ------       ------      -------       -------
Net increase (decrease) in net asset value                          $(3.63)      $ 2.38       $ 1.76      $ (9.53)      $  6.67
                                                                    ------       ------       ------      -------       -------
Net asset value, end of year                                        $18.53       $22.16       $19.78      $ 18.02       $ 27.55
                                                                    ======       ======       ======      =======       =======
Total return*                                                        (9.98)%      14.83%       10.60%      (24.56)%       44.51%
Ratio of net expenses to average net assets+                          2.15%        2.19%        2.08%        1.93%         1.99%
Ratio of net investment loss to average net assets+                  (0.39)%      (0.43)%      (0.22)%      (0.28)%       (0.39)%
Portfolio turnover rate                                                  3%           3%          12%          50%           47%
Net assets, end of period (in thousands)                            $4,431       $3,588       $4,039      $ 3,377       $ 2,267
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.11%        2.16%        2.06%        1.93%         1.95%
   Net investment loss                                               (0.35)%      (0.40)%      (0.20)%      (0.28)%       (0.35)%


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

      The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 9/30/01

 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Value Fund (the Fund), formerly Pioneer II Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 2001, the Fund has reclassified $2,038 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The Fund has designated $157,480,620 as a capital gain dividend for purposes of the dividend paid deduction.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2001, the Fund had no outstanding settlement or portfolio hedges.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $625,449 in underwriting commissions on the sale of fund shares during the year ended September 30, 2001.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a 36-month rolling period. For the year ended September 30, 2001, the aggregate performance adjustment resulted in a reduction to the basic fee of $2,598,252. For the year ended September 30, 2001, the net management fee was equivalent to 0.54% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2001, $2,841,636 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $683,723 in transfer agent fees payable to PIMSS at September 30, 2001.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $873,288 in distribution fees payable to PFD at September 30, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one period of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2001, CDSCs in the amount of $119,730 were paid to PFD.

5. LINE OF CREDIT

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2001, the Fund had no borrowings under this agreement.

6. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2001, the Fund's expenses were reduced by $736,721 under such arrangements.

7. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of and for the year ended September 30, 2001:


 AFFILIATES                PURCHASES      SALES       INCOME         VALUE
------------------------------------------------------------------------------
 A.M. Castle & Co.           $     -   $  865,898   $  457,759    $  5,902,338
 Amcast Industrial Corp.                  168,694      150,892       3,468,825
 Briggs & Stratton Corp.                             1,985,488      49,583,327
 Champion Enterprises, Inc.                                         28,807,750
 Clayton Homes, Inc.                                   523,776      99,844,800
 Dionex Corp.                                                       48,573,720
 Donaldson Co., Inc.                    2,388,562    1,176,720     112,398,000
 Lancaster Colony Corp.                              1,528,266      62,951,075
 Mississippi Chemical Corp.                                          5,170,000
 Trinity Industries, Inc.                            2,554,272      76,805,540
                             =================================================
                             $     -   $3,423,154   $8,377,173    $493,505,375

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VALUE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Value Fund (the Fund) as of September 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 5, 2001

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES                              OFFICERS

John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.               Vincent Nave, Treasurer
Daniel T. Geraci                      Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop


INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997


WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO] PIONEER INVESTMENTS(R)
PIONEER INVESTMENT MANAGEMENT, INC.                                10845-00-1101
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                            [LOGO] PRINTED ON RECYCLED PAPER